Supplement dated December 21, 2012

to the variable annuity prospectus for Flex Extra dated May 1, 2012 and to the variable annuity prospectuses for MassMutual Artistry, MassMutual Evolution, MassMutual RetireEase Select, MassMutual Transitions, MassMutual

Transitions Select, Panorama Passage and Panorama Premier all

dated May 1, 2012, as amended

Effective January 1, 2013, OFI Global Asset Management, Inc. (OFI Global), a wholly-owned subsidiary of OppenheimerFunds, Inc. (OFI), will replace OFI as the investment adviser for certain funds offered through your variable annuity contract. Additionally, OFI will act as sub-adviser for those funds.

To reflect this change, references to OFI as adviser for the funds are replaced with OFI Global. Additionally, OFI is added as sub-adviser to the funds.

This change impacts the following funds:

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer International Growth Fund/VA

Oppenheimer Main Street Fund®/VA

Oppenheimer Main Street Small- & Mid-Cap Fund®/VA

Oppenheimer Money Fund/VA

Oppenheimer Small- & Mid-Cap Growth Fund/VA

All funds are not available through all contracts. Refer to your variable annuity prospectus to determine which funds are available through your contract.

For MassMutual Artistry and Panorama Passage certificates issued in New York and for Panorama Premier certificates issued in New York and New Jersey the word “contract” in this supplement is replaced with “certificate.”

If you have questions about this supplement contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

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